SUPPLEMENT DATED FEBRUARY 22, 2010
TO
PROSPECTUSES DATED APRIL 25, 2007
FOR
FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

By supplement dated January 15, 2010, notice was given that the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio were scheduled to close and liquidate on April 16, 2010. This closing and liquidation is currently scheduled to occur on or about April 30, 2010. Allocations remaining in the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio on April 30, 2010, will be transferred to the Sun Capital Money Market Fund.

Prior to April 30, 2010, any transfers out of the OpCap Managed Sub-Account, OpCap Mid Cap Sub-Account, and NACM Small Cap Sub-Account into any other Sub-Account or Guarantee Period available under the Policy will not count against the contractual transfer limitations.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SVUL, FVUL 2/2010